EXHIBIT 10.22

                        AMENDMENT TO CONTRACT OF SALE


     This Amendment to Contract of Sale (this "Amendment") is executed effective as of 3rd day of April, 1998, by and between WHISPERING PINES AIP 6 LIMITED PARTNERSHIP, a South Carolina limited partnership ("Seller"), and HOMETOWN AMERICA, L.L.C., a Delaware limited liability company ("Purchaser").

                                     WITNESSETH:

     WHEREAS, Seller and Purchaser executed and entered into that certain Contract of Sale (the "Contract") with an Effective Date (as defined in the Contract) of March 11, 1998, regarding certain real property situated in Palm Beach County, Florida, as more particularly described therein; and

     WHEREAS, Seller and Purchaser desire that the Contract be modified and amended in certain respects.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, Seller and Purchaser do hereby agree as follows:

     1. The Contract is hereby amended such that the Inspection Period (as defined in the Contract) shall be extended through April 24, 1998.

     2. Any and all of the terms and provisions of the Contract shall, except as expressly amended and modified hereby, remain in full force and effect.

     3. This Amendment may be executed in any number of counterparts, any one of which shall constitute an original and all counterparts being but one instrument.

     EXECUTED effective as of the date first above written.

                              SELLER:

                              WHISPERING PINES AIP 6 LIMITED
                              PARTNERSHIP, a South Carolina limited
                              partnership

                              By:  AIP 6 GP Limited Partnership,
                                   a South Carolina limited
                                   partnership, its general partner

                                   By:  Angeles Realty Corporation
                                        II, a California corporation,
                                        its general partner


                                        By: /s/Robert D. Long
                                            Its: Vice President



                              PURCHASER:

                              HOMETOWN AMERICA, L.L.C.,
                              a Delaware limited liability company


                              By:  /s/Andrew L. Gedo
                                   Its:  Vice President